Exhibit 99.2

The PMI Group, Inc.

Second Quarter 2009

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED JUNE 30, 2009

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED JUNE 30, 2009

Notes to Financial Results and Statistical Information:

(1)

Effective January 1, 2008, The PMI Group, Inc. (the “Company”) adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115 (“SFAS No. 159”). The Company elected to adopt the fair value option for certain corporate debt on the adoption date. The Company’s net loss included a $39.1 million and $20.6 million loss for the three months and six months ended June 30, 2009, respectively, related to fair value adjustments for these debt instruments.

(2)

At September 30, 2008, the carrying value of our investment in RAM Reinsurance Company, Ltd. (“RAM Re”) was $6.5 million. During the fourth quarter of 2008, we recognized equity in losses from RAM Re of $6.5 million which decreased our investment in RAM Re to zero. Additionally, the Company impaired its investment in FGIC in the first quarter and reduced the carrying value of its investment in FGIC to zero. This reduction resulted in an $88.0 million net realized investment loss in the consolidated statement of operations and $15.6 million loss in other comprehensive income in the first quarter of 2008. Due to the Company’s impairment of its investment in FGIC to zero, the Company did not recognize any equity in earnings (losses) from FGIC in 2009.

(3)	Other underwriting and operating expenses in the International segment include severance costs related to the reconfiguration of PMI Europe.

(4)

For the quarter and six months ended June 30, 2009 and 2008, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re and certain limited partnership interests.

(5)

Due to the net losses in the quarters ended and six months ended June 30, 2009 and 2008, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(6)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are in equity in earnings from unconsolidated subsidiaries.

(7)	International Operations segment includes PMI Europe and PMI Canada. PMI Australia and PMI Asia are reported as discontinued operations for all periods presented.

(8)

Financial Guaranty segment represents our equity investments in FGIC Corporation and RAM Re. PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008. See Note 2 above for discussion on impairment of the Company’s investments in RAM Re and FGIC.

(9)

The Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; the results of Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation and equity in earnings (losses) from certain limited partnerships.

(10)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(11)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we adjusted pool risk in force to appropriately reflect the effect of loan repayments on risk limits. Further beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(12)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(13)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(14)

The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only. As of March 31, 2009, the Company adjusted its statutory risk-to-capital ratio based on recent regulatory clarification to exclude risk in force for which a loss reserve has been established.

(15)

As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column except for captive agreements which relate to NIW for the periods presented.

(16)

For the quarter ended June 30, 2009, the Company determined that earnings from foreign subsidiaries, principally PMI Europe, were deemed no longer “permanently reinvested” and recorded tax expense of approximately $15.0 million on the cumulative foreign exchange adjustment as of March 31, 2009, using a 35.0% statutory rate.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas
Vice President, Investor Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$169,724	$202,161	$354,570	$414,855

Revenues
Premiums earned	$181,600	$207,415	$369,694	$418,456
Net gain from credit default swaps	7,003	9,550	14,759	10,350
Net investment income	29,116	35,774	63,721	70,483
Net realized investment gains (losses)	23,392	(13,383)	17,341	27,926
Change in fair value of certain debt instruments (1)	(39,079)	16,957	(20,603)	45,665
Impairment of unconsolidated subsidiaries (2)	—	—	—	(87,981)
Other income	131	3,251	2,315	6,446

Total revenues	202,163	259,564	447,227	491,345

Losses and expenses
Losses and loss adjustment expenses	480,841	556,065	863,788	1,112,118
Amortization of deferred policy acquisition costs	3,753	4,222	7,098	8,818
Other underwriting and operating expenses (3)	39,752	52,962	79,773	100,565
Interest expense	11,731	9,912	23,583	18,275

Total losses and expenses	536,077	623,161	974,242	1,239,776

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(333,914)	(363,597)	(527,015)	(748,431)
Equity in losses from unconsolidated subsidiaries (4)	(1,392)	(21,456)	(3,838)	(54,933)

Loss from continuing operations before income taxes	(335,306)	(385,053)	(530,853)	(803,364)
Income tax benefit from continuing operations	(112,679)	(134,083)	(192,965)	(246,478)

Loss from continuing operations	(222,627)	(250,970)	(337,888)	(556,886)
Income (loss) from discontinued operations, net of taxes	7	4,684	(23)	36,636

Net loss	$(222,620)	$(246,286)	$(337,911)	$(520,250)

Diluted loss from continuing operations per share	$(2.71)	$(3.09)	$(4.12)	$(6.86)
Diluted income from discontinued operations per share	—	0.06	—	0.45

Diluted net loss per share	$(2.71)	$(3.03)	$(4.12)	$(6.41)

Share data:
Basic weighted average common shares outstanding	82,238	81,223	82,067	81,214
Stock options and other dilutive components (5)	—	—	—	—

Diluted weighted average common shares outstanding (5)	82,238	81,223	82,067	81,214

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2009	December 31, 2008	June 30, 2008
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, ecxcept per share data)
Assets
Investments:
Fixed income securities	$2,184,137	$1,997,466	$2,414,123
Equity securities:
Common	11,679	5,593	11,919
Preferred	177,762	216,256	263,556
Short term investments	2,299	2,280	2,276

Total investments	$2,375,877	$2,221,595	$2,691,874
Cash and cash equivalents	1,264,971	1,483,313	424,938
Investments in unconsolidated subsidiaries	147,335	150,377	151,226
Reinsurance recoverables	602,318	482,678	314,615
Deferred policy acquisition costs	40,718	34,791	27,497
Property, equipment and software, net of accumulated depreciation and amortization	119,414	131,211	150,435
Other assets	392,574	320,434	342,075
Assets - discontinued operations - held for sale	—	—	1,618,497

Total assets	$4,943,207	$4,824,399	$5,721,157

Liabilities
Reserve for losses and loss adjustment expenses	$3,235,372	$2,709,286	$2,202,537
Unearned premiums	95,741	111,656	129,237
Debt	427,116	481,764	604,694
Other liabilities	204,985	243,468	160,663
Liabilities - discontinued operations - held for sale	—	—	615,441

Total liabilities	3,963,214	3,546,174	3,712,572
Shareholders’ equity
Common stock	1,193	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	980,534	1,312,711	1,715,843
Accumulated other comprehensive (loss) income, net of deferred taxes	(1,734)	(35,679)	291,549

Total shareholders’ equity	979,993	1,278,225	2,008,585

Total liabilities and shareholders’ equity	$4,943,207	$4,824,399	$5,721,157

Basic shares issued and outstanding	82,339	81,688	81,245

Book value per share	$11.90	$15.65	$24.72

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED JUNE 30, 2009 AND 2008

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	Three Months Ended June 30, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$170,220	$(496)	$—	$—	$169,724

Revenues
Premiums earned	$178,178	$3,415	$—	$7	$181,600
Net gain from credit default swaps	—	7,003	—	—	7,003
Net investment income (loss)	28,929	(540)	—	727	29,116
Net realized investment gains (losses)	23,663	(271)	—	—	23,392
Change in fair value of certain debt instruments (1)	—	—	—	(39,079)	(39,079)
Impairment of unconsolidated subsidiary(14)	—	—	—	—	—
Other income	12	14	—	105	131

Total revenues (expenses)	230,782	9,621	—	(38,240)	202,163

Losses and expenses
Losses and loss adjustment expenses	476,829	4,012	—	—	480,841
Amortization of deferred policy acquisition costs	3,432	321	—	—	3,753
Other underwriting and operating expenses	32,781	3,909	—	3,062	39,752
Interest expense	16	—	—	11,715	11,731

Total losses and expenses	513,058	8,242	—	14,777	536,077

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(282,276)	1,379	—	(53,017)	(333,914)
Equity in losses from unconsolidated subsidiaries (4)	(1,221)	—	—	(171)	(1,392)

(Loss) income from continuing operations before income taxes	(283,497)	1,379	—	(53,188)	(335,306)
Income tax (benefit) expense from continuing operations	(107,720)	14,831	—	(19,790)	(112,679)

Loss from continuing operations	(175,777)	(13,452)	—	(33,398)	(222,627)
Income from discontinued operations, net of taxes	—	7	—	—	7

Net loss	$(175,777)	$(13,445)	$—	$(33,398)	$(222,620)

Loss ratio (10)	267.6%
Expense ratio (10)	21.3%
Combined ratio	288.9%

	Three Months Ended June 30, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$196,063	$6,093	$—	$5	$202,161

Revenues
Premiums earned	$203,635	$3,769	$—	$11	$207,415
Net gain from credit default swaps	—	9,550	—	—	9,550
Net investment income	29,255	3,762	—	2,757	35,774
Net realized investment losses	(12,900)	(480)	—	(3)	(13,383)
Change in fair value of certain debt instruments (1)	—	—	—	16,957	16,957
Other (loss) income	(91)	23	—	3,319	3,251

Total revenues	219,899	16,624	—	23,041	259,564

Losses and expenses
Losses and loss adjustment expenses	552,476	3,589	—	—	556,065
Amortization of deferred policy acquisition costs	3,819	403	—	—	4,222
Other underwriting and operating expenses	24,159	7,658	—	21,145	52,962
Interest expense	29	—	—	9,883	9,912

Total losses and expenses	580,483	11,650	—	31,028	623,161

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(360,584)	4,974	—	(7,987)	(363,597)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	2,986	—	(24,321)	(121)	(21,456)

(Loss) income from continuing operations before income taxes	(357,598)	4,974	(24,321)	(8,108)	(385,053)
Income tax (benefit) expense from continuing operations	(131,739)	340	—	(2,684)	(134,083)

(Loss) income from continuing operations	(225,859)	4,634	(24,321)	(5,424)	(250,970)

Income (loss) from discontinued operations, net of taxes	—	26,469	(21,785)	—	4,684

Net (loss) income	$(225,859)	$31,103	$(46,106)	$(5,424)	$(246,286)

Loss ratio (10)	271.3%
Expense ratio (10)	14.3%
Combined ratio	285.6%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2009 AND 2008

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	Six Months Ended June 30, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$354,515	$50	$—	$5	$354,570

Revenues
Premiums earned	$363,792	$5,887	$—	$15	$369,694
Net gain from credit default swaps	—	14,759	—	—	14,759
Net investment income (loss)	56,699	4,320	—	2,702	63,721
Net realized investment gains (losses)	19,395	(2,036)	—	(18)	17,341
Change in fair value of certain debt instruments (1)	—	—	—	(20,603)	(20,603)
Impairment of unconsolidated subsidiary(14)	—	—	—	—	—
Other (loss) income	(38)	(21)	—	2,374	2,315

Total revenues (expenses)	439,848	22,909	—	(15,530)	447,227

Losses and expenses
Losses and loss adjustment expenses	856,675	7,113	—	—	863,788
Amortization of deferred policy acquisition costs	6,457	641	—	—	7,098
Other underwriting and operating expenses	66,301	6,700	—	6,772	79,773
Interest expense	32	—	—	23,551	23,583

Total losses and expenses	929,465	14,454	—	30,323	974,242

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(489,617)	8,455	—	(45,853)	(527,015)
Equity in losses from unconsolidated subsidiaries (4)	(3,515)	—	—	(323)	(3,838)

(Loss) income from continuing operations before income taxes	(493,132)	8,455	—	(46,176)	(530,853)
Income tax (benefit) expense from continuing operations	(189,789)	15,177	—	(18,353)	(192,965)

Loss from continuing operations	(303,343)	(6,722)	—	(27,823)	(337,888)
Loss from discontinued operations, net of taxes	—	(23)	—	—	(23)

Net loss	$(303,343)	$(6,745)	$—	$(27,823)	$(337,911)

Loss ratio (10)	235.5%
Expense ratio (10)	20.5%
Combined ratio	256.0%

	Six Months Ended June 30, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$401,061	$13,781	$—	$13	$414,855

Revenues
Premiums earned	$411,459	$6,974	$—	$23	$418,456
Net gain from credit default swaps	—	10,350	—	—	10,350
Net investment income	57,255	8,529	—	4,699	70,483
Net realized investment gains (losses)	28,651	(711)	—	(14)	27,926
Change in fair value of certain debt instruments (1)	—	—	—	45,665	45,665
Impairment of unconsolidated subsidiaries	—	—	(87,981)	—	(87,981)
Other (loss) income	(167)	51	—	6,562	6,446

Total revenues (expenses)	497,198	25,193	(87,981)	56,935	491,345

Losses and expenses
Losses and loss adjustment expenses	1,089,509	22,609	—	—	1,112,118
Amortization of deferred policy acquisition costs	8,070	748	—	—	8,818
Other underwriting and operating expenses	46,498	14,639	—	39,428	100,565
Interest expense	61	—	—	18,214	18,275

Total losses and expenses	1,144,138	37,996	—	57,642	1,239,776

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(646,940)	(12,803)	(87,981)	(707)	(748,431)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	5,866	—	(60,557)	(242)	(54,933)

Loss from continuing operations before income taxes	(641,074)	(12,803)	(148,538)	(949)	(803,364)
Income tax benefit from continuing operations	(242,738)	(1,996)	(1,244)	(500)	(246,478)

Loss from continuing operations	(398,336)	(10,807)	(147,294)	(449)	(556,886)

Income (loss) from discontinued operations, net of taxes	—	59,686	(23,050)	—	36,636

Net (loss) income	$(398,336)	$48,879	$(170,344)	$(449)	$(520,250)

Loss ratio (10)	264.8%
Expense ratio (10)	13.6%
Combined ratio	278.4%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	June 30, 2009 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,044,222	$124,309	$—	$15,606	$2,184,137
Equity securities:					—
Common	11,679	—	—	—	11,679
Preferred	177,762	—	—	—	177,762
Short term investments	996	3	—	1,300	2,299

Total investments	$2,234,659	$124,312	$—	$16,906	$2,375,877
Cash and cash equivalents	1,075,108	103,065	—	86,798	1,264,971
Investments in unconsolidated subsidiaries	132,271	—	—	15,064	147,335
Reinsurance recoverables	602,318	—	—	—	602,318
Deferred policy acquisition costs	38,895	1,823	—	—	40,718
Property, equipment and software, net of accumulated depreciation and amortization	45,535	52	—	73,827	119,414
Other assets (liabilities)	352,590	(4,298)	70,696	(26,414)	392,574

Total assets	$4,481,376	$224,954	$70,696	$166,181	$4,943,207

Liabilities
Reserve for losses and loss adjustment expenses	$3,185,488	$49,884	$—	$—	$3,235,372
Unearned premiums	73,786	21,946	—	9	95,741
Debt	—	—	—	427,116	427,116
Other liabilities (assets)	163,419	64,217	—	(22,651)	204,985

Total liabilities	3,422,693	136,047	—	404,474	3,963,214

Shareholders’ equity (deficit)	1,058,683	88,907	70,696	(238,293)	979,993

Total liabilities and shareholders’ equity	$4,481,376	$224,954	$70,696	$166,181	$4,943,207

	December 31, 2008 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,722,432	$139,804	$—	$135,230	$1,997,466
Equity securities:
Common	5,593	—	—	—	5,593
Preferred	216,256	—	—	—	216,256
Short term investments	980	—	—	1,300	2,280

Total investments	$1,945,261	$139,804	—	$136,530	$2,221,595
Cash and cash equivalents	1,239,490	124,518	—	119,305	1,483,313
Investments in unconsolidated subsidiaries	135,082	—	—	15,295	150,377
Reinsurance recoverables	482,678	—	—	—	482,678
Deferred policy acquisition costs	32,317	2,474	—	—	34,791
Property, equipment and software, net of accumulated depreciation and amortization	54,230	948	—	76,033	131,211
Other assets (liabilities)	262,166	14,424	70,696	(26,852)	320,434

Total assets	$4,151,224	$282,168	$70,696	$320,311	$4,824,399

Liabilities
Reserve for losses and loss adjustment expenses	$2,624,504	$84,782	$—	$—	$2,709,286
Unearned premiums	86,187	25,449	—	20	111,656
Debt	—	—	—	481,764	481,764
Other liabilities (assets)	190,348	78,436	—	(25,316)	243,468

Total liabilities	2,901,039	188,667	—	456,468	3,546,174

Shareholders’ equity (deficit)	1,250,185	93,501	70,696	(136,157)	1,278,225

Total liabilities and shareholders’ equity	$4,151,224	$282,168	$70,696	$320,311	$4,824,399

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009			2008
	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)			(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Gross premiums written	$232,033	$245,759	$477,792	$243,883	$249,423	$251,677	$262,870	$1,007,853
Ceded and refunded premiums, net of assumed premiums	(61,813)	(61,464)	(123,277)	(68,225)	(75,515)	(55,614)	(57,872)	(257,226)

Net premiums written	170,220	184,295	354,515	175,658	173,908	196,063	204,998	750,627
Change in unearned premiums	7,958	1,319	9,277	5,261	5,887	7,572	2,826	21,546

Premiums earned	$178,178	$185,614	$363,792	$180,919	$179,795	$203,635	$207,824	$772,173
Net investment income	28,929	27,770	56,699	28,633	29,331	29,255	28,000	115,219
Net realized investment gains (losses)	23,663	(4,268)	19,395	(25,451)	(50,800)	(12,900)	41,551	(47,600)
Other income (loss)	12	(50)	(38)	6	(190)	(91)	(76)	(351)

Total revenues	230,782	209,066	439,848	184,107	158,136	219,899	277,299	839,441

Losses and expenses
Losses and loss adjustment expenses	476,829	379,846	856,675	398,010	348,201	552,476	537,033	1,835,720
Amortization of deferred policy acquisition costs	3,432	3,025	6,457	4,129	3,387	3,819	4,251	15,586
Other underwriting and operating expenses	32,781	33,520	66,301	52,237	24,633	24,159	22,339	123,368
Interest expense	16	16	32	25	53	29	32	139

Total losses and expenses	513,058	416,407	929,465	454,401	376,274	580,483	563,655	1,974,813

Loss before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(282,276)	(207,341)	(489,617)	(270,294)	(218,138)	(360,584)	(286,356)	(1,135,372)
Equity in (losses) earnings from unconsolidated subsidiaries	(1,221)	(2,294)	(3,515)	675	(85)	2,986	2,880	6,456

Loss before income taxes	(283,497)	(209,635)	(493,132)	(269,619)	(218,223)	(357,598)	(283,476)	(1,128,916)
Income tax benefit	(107,720)	(82,069)	(189,789)	(95,525)	(81,108)	(131,739)	(110,999)	(419,371)

Net loss	$(175,777)	$(127,566)	$(303,343)	$(174,094)	$(137,115)	$(225,859)	$(172,477)	$(709,545)

Loss ratio (10)	267.6%	204.6%	235.5%	220.0%	193.7%	271.3%	258.4%	237.7%
Expense ratio (10)	21.3%	19.8%	20.5%	32.1%	16.1%	14.3%	13.0%	18.5%
Combined ratio	288.9%	224.4%	256.0%	252.1%	209.8%	285.6%	271.4%	256.2%

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$2,044,222	$1,917,378	$1,722,432	$1,726,032	$1,960,626	$1,746,902
Equity securities:
Common	11,679	3,303	5,593	9,883	10,927	14,159
Preferred	177,762	158,994	216,256	212,703	243,459	260,646
Short term investments	996	981	980	980	977	951

Total investments	$2,234,659	$2,080,656	$1,945,261	$1,949,598	$2,215,989	$2,022,658
Cash and cash equivalents	1,075,108	1,058,306	1,239,490	400,086	106,317	285,074
Investments in unconsolidated subsidiaries	132,271	134,646	135,082	132,584	135,580	133,664
Reinsurance recoverables	602,318	549,369	482,678	392,701	313,549	123,864
Deferred policy acquisition costs	38,895	37,034	32,317	28,091	22,532	15,992
Property, equipment and software, net of accumulated depreciation and amortization	45,535	51,191	54,230	60,000	70,330	73,832
Other assets	352,590	359,573	262,166	298,908	264,577	242,679

Total assets	$4,481,376	$4,270,775	$4,151,224	$3,261,968	$3,128,874	$2,897,763

Liabilities
Reserve for losses and loss adjustment expenses	$3,185,488	$2,854,797	$2,624,504	$2,349,651	$2,132,632	$1,589,253
Unearned premiums	73,786	86,480	86,187	90,007	96,739	104,674
Other liabilities	163,419	203,772	190,348	200,593	115,973	185,738

Total liabilities	3,422,693	3,145,049	2,901,039	2,640,251	2,345,344	1,879,665

Shareholder’s equity	1,058,683	1,125,726	1,250,185	621,717	783,530	1,018,098

Total liabilities and shareholder’s equity	$4,481,376	$4,270,775	$4,151,224	$3,261,968	$3,128,874	$2,897,763

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2009			2008
	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in millions)			(Dollars in millions)
New Insurance Written
Flow insurance written	$2,001	$4,847	$6,848	$5,725	$6,156	$4,364	$5,952	$22,197
Structured insurance written	—	1	1	24	67	184	167	442

Primary new insurance written	$2,001	$4,848	$6,849	$5,749	$6,223	$4,548	$6,119	$22,639

Primary new risk written	$426	$1,034	$1,460	$1,322	$1,413	$985	$1,417	$5,137
Pool new insurance written (11)	$—	$—	$—	$—	$—	$—	$274	$274
Pool new risk written (11)	$—	$—	$—	$—	$—	$—	$4	$4
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	4%	15%	5%
95.01% to 97% LTV’s	0%	1%	1%	3%	4%	5%	2%	3%
90.01% to 95% LTV’s	29%	30%	30%	31%	26%	22%	23%	26%
85.01% to 90% LTV’s	51%	48%	49%	52%	55%	49%	44%	50%
85% and below	20%	21%	20%	14%	15%	20%	16%	16%
Less than A quality loans	0%	0%	0%	0%	0%	1%	4%	1%
Alt-A loans	0%	0%	0%	0%	1%	8%	13%	5%
Interest only loans	0%	0%	0%	2%	5%	6%	8%	5%
Payment option ARMS	0%	0%	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	1%	1%	2%	2%	1%
Monthlies	89%	89%	89%	93%	92%	97%	98%	95%
Refinances	49%	54%	53%	25%	22%	41%	45%	33%
Structured transactions	0%	0%	0%	0%	1%	4%	3%	2%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2009		2008
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$103,367	$106,352	$106,147	$104,336	$103,626	$103,860
Structured transactions	16,852	17,545	18,118	18,806	19,525	20,403

Total	$120,219	$123,897	$124,265	$123,142	$123,151	$124,263

Primary risk in force
Flow	$25,458	$26,237	$26,329	$25,981	$25,983	$26,156
Structured transactions	3,963	4,129	4,276	4,458	4,650	4,896

Total	$29,421	$30,366	$30,605	$30,439	$30,633	$31,052

Pool risk in force(11)	$1,579	$1,853	$2,722	$2,762	$2,812	$3,443
Primary risk in force - credit score distribution
Flow
620 or above	94.3%	94.3%	94.1%	93.7%	93.4%	93.2%
619-575	4.5%	4.5%	4.6%	4.9%	5.1%	5.3%
574 or below	1.2%	1.2%	1.3%	1.4%	1.5%	1.5%
Structured transactions
620 or above	85.9%	86.0%	86.2%	86.2%	86.2%	86.2%
619-575	8.9%	8.8%	8.7%	8.7%	8.7%	8.7%
574 or below	5.2%	5.2%	5.1%	5.1%	5.1%	5.1%
Total
620 or above	93.1%	93.1%	93.0%	92.6%	92.4%	92.1%
619-575	5.1%	5.1%	5.2%	5.5%	5.6%	5.8%
574 or below	1.8%	1.8%	1.8%	1.9%	2.0%	2.1%
Primary average loan size (in thousands)
Flow	$161.8	$161.6	$160.3	$158.3	$157.0	$155.6
Structured transactions	$158.1	$158.9	$159.4	$159.9	$160.3	$160.8
Total	$161.2	$161.2	$160.2	$158.6	$157.5	$156.4
Loss severity(12) - primary (quarterly)
Flow	75.7%	83.6%	87.4%	100.7%	98.8%	95.7%
Structured transactions	63.9%	85.9%	91.9%	98.9%	98.2%	98.9%
Total	72.2%	84.3%	89.0%	100.0%	98.6%	96.9%
Persistency(13)
Primary persistency rate	82.3%	82.5%	82.2%	81.0%	79.6%	77.6%
Risk-to-capital ratio(14)	19.6 to 1	18.7 to 1	16.6 to 1	14.3 to 1	11.7 to 1	10.5 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	6/30/2009		12/31/2008		6/30/2008
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 1999	$299	1.0%	$336	1.1%	$384	1.3%
1999	255	0.9%	273	0.9%	289	0.9%
2000	113	0.4%	122	0.4%	131	0.4%
2001	397	1.3%	438	1.4%	480	1.6%
2002	861	2.9%	956	3.1%	1,048	3.4%
2003	2,330	7.9%	2,577	8.4%	2,827	9.2%
2004	2,522	8.6%	2,755	9.0%	2,996	9.8%
2005	3,720	12.6%	4,029	13.2%	4,370	14.3%
2006	4,745	16.1%	5,175	16.9%	5,618	18.3%
2007	8,297	28.3%	9,068	29.6%	10,164	33.2%
2008	4,461	15.2%	4,876	16.0%	2,326	7.6%
2009	1,421	4.8%	—	0.0%	—	0.0%

Total	$29,421		$30,605		$30,633

	6/30/2009		12/31/2008		6/30/2008
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force,
(Ranking based on 6/30/09 RIF)
Florida	10.1%	34.1%	10.3%	27.8%	10.8%	18.2%
California	7.8%	30.8%	8.0%	24.7%	8.4%	18.0%
Texas	7.4%	9.8%	7.3%	9.4%	7.2%	6.9%
Illinois	5.2%	18.9%	5.2%	14.8%	5.0%	10.8%
Georgia	4.7%	17.6%	4.7%	14.6%	4.7%	10.6%
New York	4.0%	13.7%	3.9%	11.3%	3.7%	8.2%
Ohio	3.8%	14.8%	3.8%	13.5%	3.8%	11.4%
Pennsylvania	3.4%	12.3%	3.3%	10.8%	3.3%	8.4%
New Jersey	3.2%	18.4%	3.2%	14.2%	3.0%	10.6%
Washington	3.2%	11.9%	3.1%	8.1%	3.1%	5.4%

	2009		2008
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	20.6%	20.8%	21.5%	22.6%	24.0%	24.4%
95.01% to 97% LTV’s	4.1%	4.1%	4.1%	4.0%	3.9%	3.8%
90.01% to 95% LTV’s	30.3%	30.2%	29.9%	29.4%	29.3%	29.4%
85.01% to 90% LTV’s	37.9%	37.8%	37.5%	36.9%	35.7%	35.3%
85% and below	7.1%	7.1%	7.0%	7.1%	7.1%	7.1%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	6.8%	6.9%	7.1%	7.4%	7.7%	7.9%
Less-than-A quality (FICO scores below 575) (A)	1.8%	1.8%	1.8%	1.9%	2.0%	2.1%
Alt-A Loans:
With FICO scores of 660 and above	15.3%	15.7%	16.3%	17.4%	19.0%	19.4%
With FICO scores below 660 and above 619	2.3%	2.3%	2.5%	2.6%	2.9%	3.0%

Total Alt-A Loans	17.6%	18.0%	18.8%	20.0%	21.9%	22.4%
ARMs (B)	9.7%	9.9%	10.3%	11.0%	11.6%	12.1%
Interest Only (C)	11.1%	11.3%	11.8%	12.5%	13.8%	14.0%
Payment Option ARMs	3.2%	3.3%	3.4%	3.6%	3.7%	3.7%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 1.0% and 0.6% of RIF are subject to initial payment adjustment in 2009 and 2010, respectively.

(C)	Approximately 95.3% and 97.5% of interest only loans written in 2008 and the first six months of 2009, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2009			2008
	6/30/2009	3/31/2009	Total (15)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)
	(Dollars in millions, except claim size)			(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	745,551	768,441	745,551	775,841	776,544	781,867	794,323	775,841
Primary loans in default	126,431	117,503	126,431	109,580	93,670	80,895	69,718	109,580
Primary default rate	16.96%	15.29%	16.96%	14.12%	12.06%	10.35%	8.78%	14.12%
Flow only default rate	15.81%	14.14%	15.81%	13.00%	10.93%	9.26%	7.57%	13.00%
Structured transactions only default rate	23.83%	22.16%	23.83%	20.70%	18.41%	16.25%	15.14%	20.70%
Pool default rate	19.46%	17.69%	19.46%	15.54%	12.74%	10.76%	9.20%	15.54%
Primary default rates by loan type
Alt-A loans	37.52%	34.79%	37.52%	30.56%	25.79%	21.67%	17.47%	30.56%
Less than A quality loans	33.61%	30.94%	33.61%	30.81%	27.25%	23.27%	20.74%	30.81%
Above 97s	22.36%	19.85%	22.36%	18.28%	15.23%	12.39%	10.18%	18.28%
ARMs (excluding 2/28 Hybrid ARMs)	37.32%	35.09%	37.32%	32.00%	27.40%	23.41%	19.03%	32.00%
2/28 Hybrid ARMs	50.41%	49.95%	50.41%	48.46%	47.38%	45.38%	42.95%	48.46%
Payment option ARMs	47.01%	43.78%	47.01%	38.87%	32.60%	26.72%	19.59%	38.87%
Interest Only	36.49%	33.41%	36.49%	28.62%	23.53%	19.25%	15.04%	28.62%
Claims paid
Primary claims paid - flow	$129.8	$136.7	$266.5	$143.7	$130.1	$117.2	$93.0	$484.0
Primary claims paid - structured transactions	47.3	65.3	112.6	79.7	76.9	71.8	59.9	288.3
Supplemental and other (16)	0.5	(0.6)	(0.1)	(7.4)	(24.6)	0.9	1.8	(29.3)

Total primary claims paid	177.6	201.4	379.0	216.0	182.4	189.9	154.7	743.0
Total pool and other	8.7	5.2	13.9	8.5	17.7	2.8	7.9	36.9

Total claims paid	186.3	206.6	392.9	224.5	200.1	192.7	162.6	779.9
Loss adjustment expenses	12.8	9.6	22.4	11.6	10.2	6.1	6.2	34.1

Total claims paid including loss adjustment expenses	$199.1	$216.2	$415.3	$236.1	$210.3	$198.8	$168.8	$814.0
Number of primary claims paid	5,010	4,613	9,623	5,044	4,371	4,329	3,722	17,466
Average primary claim size (in thousands)	$35.4	$43.7	$39.4	$44.4	$47.6	$43.9	$41.6	$44.5
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.7%	4.7%	3.5%	23.2%	19.6%	50.8%	68.4%	39.8%
Percentage of primary NIW subject to captive reinsurance arrangements	0.7%	4.7%	3.5%	23.1%	19.4%	48.7%	66.5%	39.0%
Percentage of primary IIF subject to captive reinsurance arrangements	46.9%	47.5%	46.9%	49.0%	50.0%	53.0%	53.0%	49.0%
Percentage of primary RIF subject to captive reinsurance arrangements	47.8%	48.3%	47.8%	49.5%	50.4%	53.1%	53.1%	49.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	2009		2008
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in millions)		(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$2,854.8	$2,624.5	$2,349.7	$2,132.6	$1,589.3	$1,133.1
Reinsurance recoverables	(549.4)	(482.7)	(392.7)	(313.5)	(123.9)	(35.9)

Net balance at beginning of the period	2,305.4	2,141.8	1,957.0	1,819.1	1,465.4	1,097.2
Loss and LAE incurred (principally with respect to defaults occuring in):
Current year	374.1	370.6	473.8	393.5	480.4	363.2
Prior years	102.7	9.2	(45.8)	(45.3)	72.1	173.8

Total incurred	476.8	379.8	428.0	348.2	552.5	537.0
Loss and LAE payments (principally with respect to defaults occuring in):
Current year	(4.3)	(2.6)	(72.7)	(22.7)	(5.4)	(0.1)
Prior years	(194.7)	(213.6)	(170.5)	(187.6)	(193.4)	(168.7)

Total payments	(199.0)	(216.2)	(243.2)	(210.3)	(198.8)	(168.8)
Net ending balance	2,583.2	2,305.4	2,141.8	1,957.0	1,819.1	1,465.4
Reinsurance recoverables (A)	602.3	549.4	482.7	392.7	313.5	123.9

Ending reserves for losses and LAE	$3,185.5	$2,854.8	$2,624.5	$2,349.7	$2,132.6	$1,589.3

	6/30/2009	3/31/2009	12/31/2008	12/31/2007	12/31/2006
	(Dollars in thousands)		(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior	$117,670	$128,501	$137,136	$117,987	$103,053
2003	115,439	115,725	118,672	87,713	65,107
2004	192,493	172,624	166,420	119,017	76,606
2005	534,897	437,354	406,224	238,077	83,339
2006	1,008,011	872,408	774,871	345,918	38,077
2007	1,067,259	1,007,037	928,065	224,368	—
2008	148,482	120,973	93,116	—	—
2009	1,237	175	—	—	—

Total Loss Reserves	$3,185,488	$2,854,797	$2,624,504	$1,133,080	$366,182

	6/30/2009		3/31/2009		12/31/2008		9/30/2008		6/30/2008
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	126,431	$2,560.4	117,503	$2,445.2	109,580	$2,340.0	93,670	$2,195.3	80,895	$2,037.4
Pool insurance (11)	57,121	602.3	53,807	386.7	50,770	261.6	42,741	154.4	37,640	95.2
Surety (B)	—	22.8	—	22.9	—	22.9	—	—	—	—

Total	183,552	$3,185.5	171,310	$2,854.8	160,350	$2,624.5	136,411	$2,349.7	118,535	$2,132.6

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty's surety business with FGIC which was commuted and merged into the Company's U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2009			2008
	6/30/2009	3/31/2009	Total (15)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)
	(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$1,052	$1,630	$2,682	$1,148	$1,466	$1,877	$1,353	$5,844
Primary insurance in force	$22,645	$22,665	$22,645	$22,015	$21,446	$20,627	$19,530	$22,015
Primary risk in force	$5,533	$5,569	$5,533	$5,465	$5,334	$5,137	$4,871	$5,465
Policies in force	141,448	142,541	141,448	140,128	137,979	134,451	129,032	140,128
Primary loans in default	5,550	4,480	5,550	3,565	2,795	2,157	1,832	3,565
Primary default rate	3.92%	3.14%	3.92%	2.54%	2.03%	1.60%	1.42%	2.54%
Persistency	84.1%	84.7%	84.1%	85.4%	84.1%	82.6%	81.6%	85.4%
Primary claims paid (in thousands)	$12,857	$10,703	$23,560	$8,432	$5,929	$6,051	$4,033	$24,445
Number of primary claims paid	294	235	529	232	169	173	118	692
Average primary claim size (in thousands)	$43.7	$45.5	$44.5	$36.3	$35.1	$35.0	$34.2	$35.3

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (7) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009			2008
	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(U.S. dollars in thousands)			(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$(496)	$546	$50	$1,875	$2,577	$6,093	$7,688	$18,233

Revenues
Premiums earned	$3,415	$2,472	$5,887	$3,192	$3,776	$3,769	$3,205	$13,942
Net gains (losses) from credit default swaps	7,003	7,756	14,759	(11,714)	(9,911)	9,550	800	(11,275)
Net investment (loss) income	(540)	4,860	4,320	850	3,858	3,762	4,767	13,237
Net realized investment (losses) gains	(271)	(1,765)	(2,036)	(1,237)	1,885	(480)	(231)	(63)
Other income (loss)	14	(35)	(21)	(23)	(23)	23	28	5

Total revenues (expenses)	9,621	13,288	22,909	(8,932)	(415)	16,624	8,569	15,846

Losses and expenses
Losses and loss adjustment expenses	4,012	3,101	7,113	6,447	34,488	3,589	19,020	63,544
Amortization of deferred policy acquisition costs	321	320	641	383	1,568	403	345	2,699
Other underwriting and operating expenses (3)	3,909	2,791	6,700	12,216	13,048	7,658	6,981	39,903

Total losses and expenses	8,242	6,212	14,454	19,046	49,104	11,650	26,346	106,146

Income (loss) from continuing operations before income taxes	1,379	7,076	8,455	(27,978)	(49,519)	4,974	(17,777)	(90,300)
Income tax expense (benefit) from continuing operations	14,831	346	15,177	2,242	(3,510)	340	(2,336)	(3,264)

(Loss) income from continuing operations	(13,452)	6,730	(6,722)	(30,220)	(46,009)	4,634	(15,441)	(87,036)
Income (loss) from discontinued operations, net of taxes	—	—	—	1,914	(51)	26,469	33,217	61,549
Gain (loss) on sale from discontinued operations, net of taxes	7	(30)	(23)	1,741	(80,490)	—	—	(78,749)

Net (loss) income	$(13,445)	$6,700	$(6,745)	$(26,565)	$(126,550)	$31,103	$17,776	$(104,236)

Loss ratio, expense ratio and combined ratio for the International Operations segment are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(U.S. dollars in thousands)		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$124,312	$97,521	$139,804	$158,171	$285,814	$288,047
Cash and cash equivalents	103,065	134,011	124,518	164,276	64,566	61,732
Reinsurance recoverables	—	—	—	953	1,066	1,068
Deferred policy acquisition costs	1,823	2,027	2,474	2,945	4,965	5,006
Property, equipment and software, net of accumulated depreciation and amortization	52	688	948	1,709	1,901	2,065
Other (liabilities) assets	(4,298)	10,620	14,424	18,596	15,815	16,837
Assets - discontinued operations - held for sale	—	—	—	1,324,795	1,618,497	1,522,347

Total assets	$224,954	$244,867	$282,168	$1,671,445	$1,992,624	$1,897,102

Liabilities
Reserve for losses and loss adjustment expenses	$49,884	$61,065	$84,782	$90,856	$62,664	$60,736
Unearned premiums	21,946	24,522	25,449	27,296	31,660	29,378
Other liabilities	64,217	64,623	78,436	63,124	48,915	52,694
Liabilities - discontinued operations - held for sale		—	—	543,830	615,441	576,681

Total liabilities	136,047	150,210	188,667	725,106	758,680	719,489

Shareholder’s equity	88,907	94,657	93,501	946,339	1,233,944	1,177,613

Total liabilities and shareholder’s equity	$224,954	$244,867	$282,168	$1,671,445	$1,992,624	$1,897,102

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2009			2008
	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(U.S. dollars in thousands, unless otherwise noted)			(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$(496)	$546	$50	$1,875	$2,577	$6,093	$5,368	$15,913

Revenues
Premiums earned	$3,262	$2,373	$5,635	$3,051	$3,598	$3,660	$3,156	$13,465
Net gains (losses) from credit default swaps	7,003	7,756	14,759	(11,714)	(9,911)	9,550	800	(11,275)
Net investment (loss) income	(375)	4,673	4,298	282	3,221	2,971	3,972	10,446
Net realized investment gains (losses)	66	(1,314)	(1,248)	(4,377)	874	(480)	(231)	(4,214)

Total revenues (expenses)	9,956	13,488	23,444	(12,758)	(2,218)	15,701	7,697	8,422

Losses and expenses
Losses and loss adjustment expenses	3,814	2,943	6,757	6,288	34,386	3,589	18,975	63,238
Amortization of deferred policy acquisition costs	283	298	581	311	1,565	401	345	2,622
Other underwriting and operating expenses (3)	3,685	2,436	6,121	6,069	9,813	5,587	4,633	26,102

Total losses and expenses	7,782	5,677	13,459	12,668	45,764	9,577	23,953	91,962

Income (loss) before income taxes	2,174	7,811	9,985	(25,426)	(47,982)	6,124	(16,256)	(83,540)
Income tax expense (benefit)	16,284	346	16,630	2,255	(3,510)	340	(2,336)	(3,251)

Net (loss) income	$(14,110)	$7,465	$(6,645)	$(27,681)	$(44,472)	$5,784	$(13,920)	$(80,289)

Net (loss) income (Euros in thousands)	€(10,693)	€5,715	€(4,978)	€(20,011)	€(29,410)	€3,704	€(8,857)	€(54,574)

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(U.S. dollars in thousands)		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$110,107	$96,586	$136,856	$145,746	$220,099	$222,364
Cash and cash equivalents	100,102	117,336	107,420	109,440	58,256	53,765
Reinsurance recoverables	—	—	—	954	1,066	1,068
Deferred policy acquisition costs	1,627	1,811	2,228	2,580	4,581	4,623
Property, equipment and software, net of accumulated depreciation and amortization	52	688	948	1,165	1,269	1,372
Other (liabilities) assets	(8,462)	10,581	14,332	18,279	15,287	15,837

Total assets	$203,426	$227,002	$261,784	$278,164	$300,558	$299,029

Liabilities
Reserve for losses and loss adjustment expenses	$49,281	$60,637	$84,503	$90,715	$62,620	$60,692
Unearned premiums	20,629	23,167	23,948	25,417	29,521	27,140
Other liabilities	61,981	64,220	76,814	61,269	47,284	50,432

Total liabilities	131,891	148,024	185,265	177,401	139,425	138,264

Shareholder’s equity	71,535	78,978	76,519	100,763	161,133	160,765

Total liabilities and shareholder’s equity	$203,426	$227,002	$261,784	$278,164	$300,558	$299,029

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2009			2008
	6/30/2009	3/31/2009	Total (15)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)
	(U.S. dollars in millions, except claims paid)			(U.S. dollars in millions, except claims paid)
New insurance written	$—	$—	$—	$172	$90	$129	$95	$486
New credit default swaps written	$—	$—	$—	$—	$—	$—	$—	$—
New reinsurance written	$—	$—	$—	$—	$—	$3,627	$1,934	$5,561
Insurance in force	$39,196	$41,552	$39,196	$46,290	$55,143	$62,422	$63,103	$46,290
Risk in force	$6,812	$6,611	$6,812	$7,367	$7,972	$9,182	$9,628	$7,367
Claims paid including credit default swaps (in thousands)	$19,676	$23,570	$43,246	$11,988	$2,461	$3,593	$3,562	$21,604

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL GUARANTY SEGMENT (8) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009			2008
	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)			(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$—	$—	$—	$—	$—	$—	$—

Revenues
Premiums earned	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—
Net realized investment gains	—	—	—	—	—	—	—	—
Impairment of unconsolidated subsidiaries (2)	—	—	—	—	(2,887)	—	(87,981)	(90,868)

Total revenues (expenses)	—	—	—	—	(2,887)	—	(87,981)	(90,868)

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—	—
Other underwriting and operating expenses	—	—	—	—	—	—	—	—

Total losses and expenses	—	—	—	—	—	—	—	—

Loss before equity in (losses) gains from unconsolidated subsidiaries and income taxes	—	—	—	—	(2,887)	—	(87,981)	(90,868)
Equity in (losses) gains from unconsolidated subsidiaries	—	—	—	(6,453)	9,340	(24,321)	(36,236)	(57,670)

(Loss) income from continuing operations before income taxes	—	—	—	(6,453)	6,453	(24,321)	(124,217)	(148,538)
Income tax benefit from continuing operations	—	—	—	(23,296)	—	—	(1,244)	(24,540)

Income (loss) from continuing operations	$—	$—	$—	$16,843	$6,453	$(24,321)	$(122,973)	$(123,998)
(Loss) income from discontinued operations, net of taxes	—	—	—	(1,507)	437	(21,785)	(1,265)	(24,120)

Net income (loss)	$—	$—	$—	$15,336	$6,890	$(46,106)	$(124,238)	$(148,118)

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$—	$—	$—	$617	$117,607	$163,534
Equity securities: preferred	—	—	—	—	20,097	21,102

Total investments	$—	$—	$—	$617	$137,704	$184,636
Cash and cash equivalents	—	—	—	30,220	29,276	7,419
Investments in unconsolidated subsidiaries	—	—	—	6,453	—	25,998
Deferred policy acquisition costs	—	—	—	—	—	3,600
Property, equipment and software, net of accumulated depreciation and amortization	—	—	—	—	162	174
Other assets	70,696	70,696	70,696	60,414	67,520	7,323

Total assets	$70,696	$70,696	$70,696	$97,704	$234,662	$229,150

Liabilities
Reserve for losses and loss adjustment expenses	$—	$—	$—	$22,900	$7,241	$(878)
Unearned premiums	—	—	—	—	820	6,331
Long-term debt	—	—	—	—	50,000	50,000
Other (assets) liabilities	—	—	—	(2,000)	2,897	(45,082)

Total liabilities	—	—	—	20,900	60,958	10,371

Shareholder’s equity	70,696	70,696	70,696	76,804	173,704	218,779

Total liabilities and shareholder’s equity	$70,696	$70,696	$70,696	$97,704	$234,662	$229,150

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (9) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009			2008
	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)			(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$5	$5	$10	$12	$5	$8	$35

Revenues
Premiums earned	$7	$8	$15	$11	$10	$11	$12	$44
Net investment income	727	1,975	2,702	2,410	3,136	2,757	1,942	10,245
Net realized investment losses	—	(18)	(18)	(1)	(988)	(3)	(11)	(1,003)
Change in fair value of certain debt instruments (1)	(39,079)	18,476	(20,603)	11,647	66,283	16,957	28,708	123,595
Other income	105	2,269	2,374	1,739	2,186	3,319	3,243	10,487

Total (expenses) revenues	(38,240)	22,710	(15,530)	15,806	70,627	23,041	33,894	143,368

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—
Other underwriting and operating expenses (income)	3,062	3,710	6,772	(5,847)	21,731	21,145	18,283	55,312
Interest expense	11,715	11,836	23,551	11,284	11,370	9,883	8,331	40,868

Total losses and expenses	14,777	15,546	30,323	5,437	33,101	31,028	26,614	96,180

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(53,017)	7,164	(45,853)	10,369	37,526	(7,987)	7,280	47,188
Equity in losses from unconsolidated subsidiaries	(171)	(152)	(323)	(194)	(152)	(121)	(121)	(588)

(Loss) income before income taxes	(53,188)	7,012	(46,176)	10,175	37,374	(8,108)	7,159	46,600
Income tax (benefit) expense	(19,790)	1,437	(18,353)	3,697	10,012	(2,684)	2,184	13,209

Net (loss) income	$(33,398)	$5,575	$(27,823)	$6,478	$27,362	$(5,424)	$4,975	$33,391

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$15,606	$117,718	$135,230	$134,222	$50,080	$51,979
Equity securities: common	—	—	—	—	987	1,242
Short term investments	1,300	1,300	1,300	1,300	1,300	1,300

Total investments	$16,906	$119,018	$136,530	$135,522	$52,367	$54,521
Cash and cash equivalents	86,798	135,952	119,305	118,659	224,779	40,214
Investments in unconsolidated subsidiaries	15,064	15,170	15,295	15,360	15,646	15,493
Property, equipment and software, net of accumulated depreciation and amortization	73,827	74,927	76,033	77,136	78,042	78,627
Other (liabilities) assets	(26,414)	(38,331)	(26,852)	(17,281)	(5,837)	8,821

Total assets	$166,181	$306,736	$320,311	$329,396	$364,997	$197,676

Liabilities
Unearned premiums	$9	$16	$20	$21	$18	$26
Debt	427,116	457,054	481,764	532,177	554,694	364,378
Other (assets) liabilities	(22,651)	(22,268)	(25,316)	(10,820)	(7,122)	7,893

Total liabilities	404,474	434,802	456,468	521,378	547,590	372,297

Shareholder’s deficit	(238,293)	(128,066)	(136,157)	(191,982)	(182,593)	(174,621)

Total liabilities and shareholder’s deficit	$166,181	$306,736	$320,311	$329,396	$364,997	$197,676